Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.8764%


        Excess Protection Level
          3 Month Average   5.63%
          August, 2000   5.53%
          July, 2000   5.97%
          June, 2000   5.40%


        Cash Yield                                  19.15%


        Investor Charge Offs                         4.51%


        Base Rate                                    9.11%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $55,220,806,818.68


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,039,606,300.19